EXHIBIT 99.5
                                                                    ------------



              IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                         IN AND FOR NEW CASTLE COUNTY

LEVCO ALTERNATIVE FUND LTD.             )
AND PURCHASE ASSOCIATES, L.P.,          )
                                        )
            Plaintiffs,                 )
                                        )    C.A. no. 19771
            v.                          )
                                        )
THE READER'S DIGEST ASSOCIATION, INC.,  )
THOMAS O. RYDER, JONATHAN B. BULKELEY,  )
HERMAN CAIN, LYNNE V. CHENEY, M.        )
CHRISTINE DEVITA, JAMES E. PRESTON,     )
LAWRENCE R. RICCIARDI, C.J. SILAS,      )
WILLIAM J. WHITE, ED ZSCHAU, DEWITT     )
WALLACE-READER'S DIGEST FUND, INC., and )
LILA WALLACE-READER'S DIGEST FUND, INC.,)
                                        )
            Defendants.                 )

                           STIPULATION OF DISMISSAL

      IT IS HEREBY STIPULATED AND AGREED, subject to approval and order of the Court, as follows:

      1. Plaintiffs Levco Alternative Fund, Ltd. and Purchase Associates L.P., on their own behalf and on behalf of their officers and affiliates (as defined in 17 C.F.R. ss. 240.12b-2) (the "Levco plaintiffs"), hereby dismiss this action with prejudice. The Levco plaintiffs further covenant and agree that they will not (directly or indirectly through others) induce, assist (unless otherwise required by law) or encourage the initiation or prosecution of the same, related or similar claims by any other person or entity.
Nothing in the foregoing shall preclude the Levco plaintiffs from maintaining any status they would otherwise have as absent, non-appearing members of a class of holders of Reader's Digest Class A common stock in any class action with regard to the matters asserted in the complaint herein.

      2. Defendants The Reader's Digest Association, Inc., Thomas O. Ryder, Jonathan B. Bulkeley, Herman Cain, Lynne V. Cheney, James E. Preston, Lawrence R. Ricciardi, William J. White and Ed Zschau hereby withdraw their Motion For Summary Judgement (the "Reader's Digest Motion").

      3. Defendants M. Christine DeVita, C.J. Silas, Dewitt Wallace-Reader's Digest Fund, Inc., and Lila Wallace-Reader's Digest Fund, Inc. hereby withdraw their Motion For Summary Judgment (The "Funds Motion").

      4. Each of the parties in the above-captioned action and their counsel hereby agree not to seek an award of fees, costs, damages or equitable relief, or make any claim or seek any form of sanction against the other parties in connection with this action or otherwise with regard to the matters alleged in the Reader's Digest Motion or the Funds Motion.

      5. The entry of this Stipulation of Dismissal shall preclude the assertion of any claims by any defendants against the Levco plaintiffs or their counsel with respect to the matters described in, or arising from the litigation of, the above captioned action.

      6. The Levco plaintiffs' entry into this Stipulation Of Dismissal is done without any admission or concession of any kind by them with respect to the matters alleged in the Motion For Summary Judgment.

      7.  Each party shall bear its, his, or her own costs, fees and expenses.


                           [SIGNATURE PAGE FOLLOWS]


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                                         ASHBY & GEDDES


                                         /s/ Lawrence C. Ashby
Of counsel:                              Lawrence C. Ashby
                                         Richard D. Heins
Dennis J. Block                          Philip Trainer, Jr.
Jonathan D. Polkes                       Tiffany L. Geyer
Jason M. Halper                          222 Delaware Avenue
Isaac Greaney                            P.O. Box 1150
CADWALADER, WICKERSHAM & TAFT            Wilmington, Delaware 19899
100 Maiden Lane                          (302) 654-1888
New York, New York  10038
(212) 504-6000                           Attorneys for Plaintiff


                                         RICHARDS LAYTON & FINGER, P.A.


                                         /s/ Jesse A. Finkelstein
Of counsel:                              Jesse A. Finkelstein
                                         Raymond J. DiCamillo
Michael W. Schwartz                      J. Travis Laster
Theodore N. Mirvis                       Michael D. Allen
Paul K. Rowe                             Becky A. Hartshorn
Rachelle Silverberg                      One Rodney Square
William Savitt                           P.O. Box 551
WACHTELL, LIPTON, ROSEN & KATZ           Wilmington, Delaware 19899
51 West 52nd Street                      (302) 651-7700
New York, New York  10019-6150
(212) 403-1000                           Attorneys for Defendants, The Reader's
                                         Digest Association, Inc., Thomas O.
                                         Ryder, Jonathan B. Bulkeley, Herman
                                         Cain, Lynne V. Cheney, James E.
                                         Preston, Lawrence R. Ricciardi,
                                         William J. White and Ed Zschau

                                         REED SMITH LLP


                                         /s/ Thomas P. Preston
Of counsel:                              Thomas P. Preston
                                         John G. Harris
Alan S. Goudiss                          David K. Sheppard
Paul S. Hessler                          1201 Market Street
Andrew Agor                              Suite 1500
SHEARMAN & STERLING                      Wilmington, Delaware 19801
599 Lexington Avenue                     (302) 778-7510
New York, New York  10022
(212) 848-4000                           Attorneys for Defendants, M. Christine
                                         DeVita, C.J. Silas, DeWitt
                                         Wallace-Reader's Digest Fund, Inc. and
                                         Lila Wallace-Reader's Digest Fund, Inc.

So ordered this ____ day of August 2002.



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William B. Chandler III, Chancellor